EXHIBIT 10.36B

ACT OF FIRST AMENDMENT OF MULTIPLE OBLIGATIONS MORTGAGE

           BE IT KNOWN, that on the dates hereinafter set forth, before the undersigned Notaries Public, duly commissioned and qualified, and in the presence of the undersigned competent witnesses, personally came and appeared:

BELLE OF ORLEANS, a limited liability company duly organized, validly existing and in good standing under the laws of the State of Louisiana, and having its registered office at One American Place, Ninth Floor, Baton Rouge, LA 70825, appearing herein through Natalie Schramm, its Chief Financial Officer, being duly authorized by virtue of a Consent of the Sole Member, a copy of which is on file and of record, hereinafter referred to as “Mortgagor”,

and

WELLS FARGO CAPITAL FINANCE, INC., formerly named Wells Fargo Foothill, Inc., a corporation organized and existing under the laws of the State of California, as agent for the lenders which are parties to that certain Amended and Restated Loan and Security Agreement, dated as of October 29, 2009, by and among Mortgagor, Peninsula Gaming, LLC, a Delaware limited liability company (“Parent”), Diamond Jo Worth, LLC, a Delaware limited liability company (“DJW”), Diamond Jo, LLC, a Delaware limited liability company (“DJL”), The Old Evangeline Downs, L.L.C., a Louisiana limited liability company (“OED”), Kansas Star Casino, LLC, a Kansas limited liability company (together with Mortgagor, Parent, DJW, DJL and OED, jointly and severally, the “Borrowers”), as borrowers, the lenders party thereto, and Wells Fargo Capital Finance, Inc., formerly named Wells Fargo Foothill, Inc., as the arranger and agent for the lenders party thereto, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, dated as of June 15, 2010, and as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of February 2, 2011 (collectively, as same may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement), appearing herein through its duly authorized representative, hereinafter referred to as “Mortgagee”, who declared that:

           By Multiple Obligations Mortgage dated January 29, 2010, recorded on February 17, 2010 as File No. 298384 in Mortgage Book 1233, page 74 of the official records of St. Mary Parish, Louisiana (the “Mortgage”), Mortgagor executed in favor of Mortgagee a mortgage on certain properties in St. Mary Parish, as more fully described on Exhibit A attached hereto, to secure the Obligations (as such term is defined in the Mortgage).

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           Mortgagor and Mortgagee hereby agree as follows:

1. Modification of Granting Clause.  The Mortgage is hereby modified by deleting the text of subsection (i) of the Granting Clauses therein in its entirety and inserting the following text in lieu thereof:

“the payment when due of indebtedness evidenced by the Loan Agreement in the maximum principal sum of $50,000,000.00, bearing interest as set forth in the Loan Agreement and maturing on January 15, 2015, such date being the “Maturity Date,” including, without limitation, all accrued and unpaid interest thereon, and premiums and penalties, if any, thereon, including late payment charges and Additional Interest (as defined in Section 5.2 hereof),”

2. Modification of Section 7.2.  The Mortgage is hereby modified by deleting the text of Section 7.2 thereof in its entirety and  inserting the following text in lieu thereof:

“Maximum Amount Secured.  The maximum amount that may be outstanding at any time and from time to time that this Mortgage and the assignment of leases and rents contained herein secures shall be $50,000,000.00.”

3. Modification of Secured Indebtedness.  Any references in the Mortgage to the amount of $58,500,000.00 are hereby deleted and replaced with the amount of $50,000,000.00.

4. Modification of Loan Agreement.  Any references in the Mortgage to the term “Loan Agreement” are hereby modified and shall hereafter refer to the Loan Agreement as defined herein, as the same may be modified, supplemented, amended and restated from time to time.

5. Modification of Borrowers. Any references in the Mortgage to the term “Borrowers” are hereby modified and shall hereafter refer to the Borrowers as defined herein.

6. Representations and Warranties of Mortgagor.  In consideration of the execution and delivery of this amendment by Mortgagee, Mortgagor hereby represents and warrants in favor of Mortgagee and the other members of the Lender Group (as defined in the Mortgage) as follows:

a. the execution, delivery, and performance by Mortgagor of this amendment have been duly authorized by all necessary action on the part of Mortgagor;

b. the execution, delivery, and performance by Mortgagor of this amendment do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Mortgagor, the governing documents of Mortgagor, or any order, judgment, or decree of any court or other governmental authority binding on Mortgagor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Mortgagor, (iii) result in or require the creation or imposition of any lien of any nature whatsoever upon any properties or assets of Mortgagor, other than Permitted Liens (as defined in the Loan Agreement), or (iv) require any approval of Mortgagor’s members or shareholders or any approval or consent of any person or entity under any material contractual obligation of Mortgagor;

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c. the execution, delivery, and performance by Mortgagor of this amendment do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any governmental authority or other person or entity, other than any consent or approval that has been obtained and remains in full force and effect; and

d. this amendment, when executed and delivered by Mortgagor, will be the legally valid and binding obligations of Mortgagor, enforceable against Mortgagor in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

7. Loan Document.  This amendment shall be deemed to be a Loan Document (as defined in the Loan Agreement) for all purposes.

8. Ratification.  Mortgagor does further declare that except as expressly modified herein, the Mortgage is hereby ratified and confirmed and shall otherwise remain in full force, virtue and effect as executed.

SIGNATURES ON NEXT PAGE

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THUS DONE AND PASSED, on the 2nd day of March, 2011, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

WITNESSES:	MORTGAGOR: BELLE OF ORLEANS, L.L.C., a Louisiana limited liability company
/s/Nicole R. Johnson	/s/ Natalie Schramm
Print Name: Nicole R. Johnson	Name: Natalie Schramm
Title: Chief Financial Officer
/s/Lori Nelson
Print Name: Lori Nelson

/s/Karen M. Beetem
Karen M. Beetem, NOTARY PUBLIC

My commission expires: 10/20/13 (SEAL)

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THUS DONE AND PASSED, on the 3rd day of March, 2011, in the presence of the undersigned Notary and the undersigned competent witnesses, who hereunto sign their names with Mortgagor after reading of the whole.

WITNESSES:	MORTGAGEE: WELLS FARGO CAPITAL FINANCE, INC., formerly named Wells Fargo Foothill, inc., a California corporation
/s/Nicholas Ply	/s/ Patrick McCormack
Printed Name: Nicholas Ply	Name: Patrick McCormack
Title: V.P.
/s/Sabrina Zist
Printed Name: Sabrina Zist

State of CALIFORNIA

County of Los Angeles

On March 3, 2011, before me, Christy S. Walsh, Notary Public, personally appeared Patrick McCormack, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	/s/Christy Sayeg Walsh	(Seal)

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EXHIBIT A

Legal Description

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